                                                                    EXHIBIT 99.1


                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that he is a Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of January 1, 2001 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 25th day of March, 2002.

                                         CONSECO FINANCE CORP





                                         BY: /s/ Keith Anderson
                                             ----------------------------------
                                             Keith Anderson
                                             Senior Vice President and Treasurer

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                               MONTHLY REPORT:                     February 2002
                                                   Payment Date:       3/15/2002
                                                   Trust Account:       33399730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9

     1 Amount Available                                                                      $ 24,180,155.05
                                                                                               -------------

     2 Servicing Fee    .50%                                                                 $    250,000.00
                                                                                               -------------

     3 Back-up Service Fee   .05%                                                            $     25,000.00
                                                                                               -------------

     4 Trustee Fee                                                                           $          0.00
                                                                                               -------------

     5 Unreimbursed Advances                                                                 $          0.00
                                                                                               -------------

     6 Yield Maintenance / Cap Provider Fee                                                  $     71,660.00
       (for any Payment Date occurring in and including March 2002                             -------------
       through and including August 2004)

     7 (a)  WAC                                                                                    11.73300%
                                                                                               -------------
       (b)  Net WAC                                                                                11.18300%
                                                                                               -------------

Interest

Class A and Class A-IO Certificates

     8 Current interest
       (a)  Class A-1a Pass-Through Rate (a floating rate per annum equal to the least of one-month LIBOR plus 0.25% per annum or the Adjusted Net WAC Cap Rate but in no case more than
            15.00% per annum)                                                   2.10000%
                                                                                --------
       (b)  Class A-1a Interest                                                              $    317,275.00
                                                                                               -------------
       (c)  Class A-1b Pass-Through Rate (3.34%,
            or the Adjusted Net WAC Cap Rate, if less)                             3.34%
       (d)  Class A-1b Interest                                                 --------     $    204,435.83
                                                                                               -------------
       (e)  Class A-2 Pass-Through Rate (4.69%,
            or the Adjusted Net WAC Cap Rate, if less)                             4.69%
       (f)  Class A-2 Interest                                                  --------     $    345,496.67
                                                                                               -------------
       (g)  Class A-3 Pass-Through Rate (5.33%,
            or the Adjusted Net WAC Cap Rate, if less)                             5.33%
       (h)  Class A-3 Interest                                                  --------     $    588,965.00
                                                                                               -------------
       (i)  Class A-4 Pass-Through Rate (6.32%,
            or the Adjusted Net WAC Cap Rate, if less)                             6.32%
       (j)  Class A-4 Interest                                                  --------     $    366,296.67
                                                                                               -------------
       (k)  Class A-5 Pass-Through Rate (7.05% * ,
            or the Adjusted Net WAC Cap Rate, if less)                             7.05%
       (l)  Class A-5 Interest                                                  --------     $    496,437.50
                                                                                               -------------
       (m)  Class A-IO Pass-Through Rate (a rate per annum equal to
            7.25% on its Scheduled Notional Balance: $211,000,000.00 for
            pmt from Mar 15, 2002 thru Jan 15, 2003: $191,000,000.00
            from Feb 15, 2003 thru Jun 15,2003: $95,000,000.00 from Jul
            15,2003 thru Jan 15, 2004: $68,120,000.00 from Feb 15, 2004
            thru Jul 15, 2004, and 0 thereafter.                                   7.25%
       (n)  Class A-IO Interest                                                 --------     $  1,657,229.17
                                                                                               -------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                               MONTHLY REPORT:                     February 2002
                                                   Payment Date:       3/15/2002
                                                   Trust Account      : 33399730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9

     9 Amount applied to Unpaid Class A Interest Carry Forward Amount                        $          0.00
                                                                                               -------------

    10 Remaining Unpaid Class A Interest Carry Forward Amount                                $          0.00
                                                                                               -------------

    11 Amount applied to Unpaid Class A-IO Interest Carry Forward Amount                     $          0.00
                                                                                               -------------

    12 Remaining Unpaid Class A-IO Interest Carry Forward Amount                             $          0.00
                                                                                               -------------

Class M-1 Certificates

    13 Amount Available less all preceding distributions                                     $ 19,857,359.21
                                                                                               -------------

    14 Class M-1 Principal Balance                                                           $ 42,000,000.00
                                                                                               -------------

    15 Class M-1 Current Interest

       (a)  Class M-1 Pass-Through Rate (the lessor of one-month LIBOR plus
            1.85% per annum or the Adjusted Net WAC Cap Rate, but
            in no case more than 15.00% per annum)                              3.70000%
       (b)  Class M-1 Interest                                                  --------     $    159,716.67
                                                                                               -------------

    16 Amount applied to Unpaid Class M-1 Interest Carry Forward Amount                      $          0.00
                                                                                               -------------

    17 Remaining Unpaid Class M-1 Interest Carry Forward Amount                              $          0.00
                                                                                               -------------

Class M-2 Certificates

    18 Amount Available less all preceding distributions                                     $ 19,697,642.54
                                                                                               -------------

    19 Class M-2 Principal Balance                                                           $ 30,000,000.00
                                                                                               -------------

    20 Class M-2 Current Interest
       (a)  Class M-2 Pass-Through Rate (the lessor of one-month LIBOR plus
            2.75% per annum or the Adjusted Net WAC Cap Rate, but
            in no case more than 15.00% per annum)                              4.60000%
       (b)  Class M-2 Interest                                                  --------     $    141,833.33
                                                                                               -------------

    21 Amount applied to Unpaid Class M-2 Interest Shortfall                                 $          0.00
                                                                                               -------------

    22 Remaining Unpaid Class M-2 Interest Carry Forward Amount                              $          0.00
                                                                                               -------------

* If the purchase option is not exercised pursuant to Section 8.06 of the Pooling and Servicing Agreement, the Class A-5 Pass-Through Rate shall increase to 7.75%, or the Adjusted Net WAC Cap Rate, if less.

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                               MONTHLY REPORT:                     February 2002
                                                   Payment Date:       3/15/2002
                                                   Trust Account:       33399730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9

Class B-1 Certificates

    23 Amount Available less all preceding distributions                                     $ 19,555,809.21
                                                                                               -------------

    24 Class B-1 Principal Balance                                                           $ 24,000,000.00
                                                                                               -------------

    25 Current Interest
       (a)  Class B-1 Pass-Through Rate (the lessor of one-month LIBOR plus
            5.25% per annum or the Adjusted Net WAC Cap Rate, but
            in no case more than 15.00% per annum)                              7.10000%
       (b)  Class B-1 Interest                                                  --------     $    175,133.33
                                                                                               -------------

    26 Amount applied to Unpaid Class B-1 Interest Shortfall                                 $          0.00
                                                                                               -------------

    27 Remaining Unpaid Class B-1 Interest Shortfall                                         $          0.00
                                                                                               -------------

Class B-2 Certificates

    28  Amount Available less all preceding distributions                                    $ 19,380,675.88
                                                                                               -------------

    29 Class B-2 Principal Balance                                                           $ 12,000,000.00
                                                                                               -------------

    30 Current Interest
       (a)  Class B-2 Pass-Through Rate (the lessor of one-month LIBOR plus
            5.75% per annum or the Adjusted Net WAC Cap Rate, but                  7.60%
            in no case more than 15.00% per annum)                              --------
       (b)  Class B-2 Interest                                                               $     93,733.33
                                                                                               -------------

    31 Amount applied to Unpaid Class B-2 Interest Shortfall                                 $          0.00
                                                                                               -------------

    32 Remaining Unpaid Class B-2 Interest Shortfall                                         $          0.00
                                                                                               -------------

Principal

    33 Trigger Event:
       (a)  Average Sixty-Day Delinquency Ratio Test
            (i)   Sixty-Day Delinquency Ratio for current Payment Date                                 0.24%
                                                                                               -------------
            (ii)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months
                  may not exceed 36.5% of the Senior Enhancement Percentage)                           0.24%
                                                                                               -------------
            (iii) 36.5% of Senior Enhancement Percentage                                              6.570%
                                                                                               -------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                               MONTHLY REPORT:                     February 2002
                                                   Payment Date:       3/15/2002
                                                   Trust Account:       33399730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9

       (b)  Cumulative Realized Losses Test
            (i)   Cumulative Realized Losses for current Payment Date                        $           0.00
                                                                                               --------------
            (ii)  Cumulative Realized Losses Ratio
                  (Losses as a percentage of Cut-off Date Principal: 4.75% from
                  March 1, 2005 to February 28, 2006, 5.75% from March 1, 2006 to February 28, 2007, 6.25% from March 1, 2007 to
                  February 28, 2008, and 6.50% thereafter)                                              0.00%
                                                                                               --------------

    34 Senior Enhancement Percentage                                                             18.00000000%
                                                                                               --------------
       (a)  the numerator of which is the excess of (i) the
            Scheduled Principal Balance as of the first day of the
            related due period over (ii) the Class A Principal
            Balance immediately prior to such payment                                        $ 108,000,000.00
                                                                                               --------------
       (b)  The denominator of which is the Scheduled Principal Balance
            as of the first day of the related due period                                    $ 600,000,000.00
                                                                                               --------------

    35 Servicer Termination Tests
       (a)  Servicer Termination Delinquency Test
            (i)   Ninety-Day Delinquency Ratio for current Payment Date                                 0.05%
                                                                                               --------------
            (ii)  Average Ninety-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months
                  may not exceed 49% of the Senior Enhancement Percentage)                              0.05%
                                                                                               --------------
            (iii) 49% of Senior Enhancement Percentage                                                 8.820%
                                                                                               --------------
       (b)  Servicer Termination Cumulative Loss Test

            (i)   Cumulative Realized Losses for current Payment Date                        $           0.00
                                                                                               --------------
            (ii)  Cumulative Realized Losses Ratio
                  (Losses as a percentage of Cut-off Date Principal: 6.25% from
                  March 1, 2005 to February 28, 2006, 7.25% from March 1, 2006 to February 28, 2007, 7.75% from March 1, 2007 to
                  February 28, 2008, and 8.00% thereafter)                                              0.00%
                                                                                               --------------

    36 Formula Principal Distribution Amount
       (a)  Scheduled Principal                                                 1,181,553.20
                                                                               -------------
       (b)  Principal Prepayments                                              12,736,014.46
                                                                               -------------
       (c)  Liquidated Loans                                                            0.00
                                                                               -------------
       (d)  Repurchases                                                               972.17
                                                                               -------------
                  Total Principal                                                            $  13,918,539.83
                                                                                               --------------

A.     Prior to the Stepdown Date and where no Trigger Event is in Effect:

Class A Certificates

    37 Amount Available less all preceding distributions                                     $  19,286,942.55
                                                                                               --------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                               MONTHLY REPORT:                     February 2002
                                                   Payment Date:       3/15/2002
                                                   Trust Account:       33399730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9

    38 Class A Principal Distribution:
       (a)  Class A-1a                                                                       $  13,932,091.18
                                                                                               --------------
       (b)  Class A-1b                                                                       $   5,354,851.37
                                                                                               --------------
       (c)  Class A-2                                                                        $           0.00
                                                                                               --------------
       (d)  Class A-3                                                                        $           0.00
                                                                                               --------------
       (e)  Class A-4                                                                        $           0.00
                                                                                               --------------
       (f)  Class A-5                                                                        $           0.00
                                                                                               --------------

    39 Class A Principal Balance:
       (a)  Class A-1a Principal Balance                                                     $ 133,067,908.82
                                                                                               --------------
       (b)  Class A-1b Principal Balance                                                     $  51,145,148.63
                                                                                               --------------
       (c)  Class A-2 Principal Balance                                                      $  68,000,000.00
                                                                                               --------------
       (d)  Class A-3 Principal Balance                                                      $ 102,000,000.00
                                                                                               --------------
       (e)  Class A-4 Principal Balance                                                      $  53,500,000.00
                                                                                               --------------
       (f)  Class A-5 Principal Balance                                                      $  65,000,000.00
                                                                                               --------------

Class M-1 Certificates

    40 Amount Available less all preceding distributions                                     $           0.00
                                                                                               --------------

    41 Class M-1 principal distribution                                                      $           0.00
                                                                                               --------------

    42 Class M-1 Principal Balance                                                           $  42,000,000.00
                                                                                               --------------

Class M-2 Certificates

    43 Amount Available less all preceding distributions                                     $           0.00
                                                                                               --------------

    44 Class M-2 principal distribution                                                      $           0.00
                                                                                               --------------

    45 Class M-2 Principal Balance                                                           $  30,000,000.00
                                                                                               --------------

Class B-1 Certificates

    46 Amount Available less all preceding distributions                                     $           0.00
                                                                                               --------------

    47 Class B-1 principal distribution                                                      $           0.00
                                                                                               --------------

    48 Class B-1 Principal Balance                                                           $  24,000,000.00
                                                                                               --------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                               MONTHLY REPORT:                     February 2002
                                                   Payment Date:       3/15/2002
                                                   Trust Account:       33399730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9

Class B-2 Certificates

    49 Amount Available less all preceding distributions                                     $           0.00
                                                                                               --------------
    50 Class B-2 principal distribution                                                      $           0.00
                                                                                               --------------
    51 Class B-2 Principal Balance                                                           $  12,000,000.00
                                                                                               --------------

B      Principal Distributions after the Stepdown Date and so long as a Trigger
       Event is not then in effect (stepdown date means the Payment Date in March, 2005)

Class A Certificates

    52 Amount Available less all preceding distributions                                     $           0.00
                                                                                               --------------
    53 Class A Formula Principal Distribution Amount:
       (a)  Class A-1a                                                                       $           0.00
                                                                                               --------------
       (b)  Class A-1b                                                                       $           0.00
                                                                                               --------------
       (c)  Class A-2                                                                        $           0.00
                                                                                               --------------
       (d)  Class A-3                                                                        $           0.00
                                                                                               --------------
       (e)  Class A-4                                                                        $           0.00
                                                                                               --------------
       (f)  Class A-5                                                                        $           0.00
                                                                                               --------------
    54 Class A Formula Principal Balance Amount:
       (a)  Class A-1a Principal Balance                                                     $ 133,067,908.82
                                                                                               --------------
       (b)  Class A-1b Principal Balance                                                     $  51,145,148.63
                                                                                               --------------
       (c)  Class A-2 Principal Balance                                                      $  68,000,000.00
                                                                                               --------------
       (d)  Class A-3 Principal Balance                                                      $ 102,000,000.00
                                                                                               --------------
       (e)  Class A-4 Principal Balance                                                      $  53,500,000.00
                                                                                               --------------
       (f)  Class A-5 Principal Balance                                                      $  65,000,000.00
                                                                                               --------------
Class M-1 Certificates

    55 Amount Available less all preceding distributions                                     $           0.00
                                                                                               --------------
    56 Class M-1 Formula Principal Distribution Amount                                       $           0.00
                                                                                               --------------
    57 Class M-1 Principal Balance                                                           $  42,000,000.00
                                                                                               --------------
Class M-2 Certificates

    58 Amount Available less all preceding distributions                                     $           0.00
                                                                                               --------------
    59 Class M-2 Formula Principal Distribution Amount                                       $           0.00
                                                                                               --------------
    60 Class M-2 Principal Balance                                                           $  30,000,000.00
                                                                                               --------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                               MONTHLY REPORT:                     February 2002
                                                   Payment Date:       3/15/2002
                                                   Trust Account:       33399730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9

Class B-1 Certificates

    61 Amount Available less all preceding distributions                                     $          0.00
                                                                                               -------------

    62 Class B-1 Formula Principal Distribution Amount                                       $          0.00
                                                                                               -------------

    63 Class B-1 Principal Balance                                                           $ 24,000,000.00
                                                                                               -------------

Class B-2 Certificates

    64 Amount Available less all preceding distributions                                     $          0.00
                                                                                               -------------

    65 Class B-2 Formula Principal Distribution Amount                                       $          0.00
                                                                                               -------------

    66 Class B-2 Principal Balance                                                           $ 12,000,000.00
                                                                                               -------------

Excess Cashflows

    67 Overcollateralization Amount
       (a)  Overcollateralization Increase Amount                                            $  5,368,402.72
                                                                                               -------------
       (b)  Overcollateralization Amount to date                                             $  5,368,402.72
                                                                                               -------------
       (c)  Target OC amount                                                                 $ 15,000,000.00
                                                                                               -------------

    68 Unpaid Class A Interest Carry Forward Amount                                          $          0.00
                                                                                               -------------

    69 Unpaid Class M-1 Interest Carry Forward Amount                                        $          0.00
                                                                                               -------------

    70 Unpaid Class M-1 Realized Loss Interest Amount and Unpaid
       Class M-1 Realized Loss Amount                                                        $          0.00
                                                                                               -------------

    71 Unpaid Class M-2 Interest Carry Forward Amount                                        $          0.00
                                                                                               -------------

    72 Unpaid Class M-2 Realized Loss Interest Amount and Unpaid
       Class M-2 Realized Loss Amount                                                        $          0.00
                                                                                               -------------

    73 Unpaid Class B-1 Interest Carry Forward Amount                                        $          0.00
                                                                                               -------------

    74 Unpaid Class B-1 Realized Loss Interest Amount and Unpaid
       Class B-1 Realized Loss Amount                                                        $          0.00
                                                                                               -------------

    75 Unpaid Class B-2 Interest Carry Forward Amount                                        $          0.00
                                                                                               -------------

    76 Unpaid Class B-2 Realized Loss Interest Amount and Unpaid
       Class B-2 Realized Loss Amount                                                        $          0.00
                                                                                               -------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                               MONTHLY REPORT:                     February 2002
                                                   Payment Date:       3/15/2002
                                                   Trust Account:       33399730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9

    77 Shortfall Amounts Deposited in Basis Risk Reserve Fund
       (a)  Unpaid Class A Basis Risk Carry-over Shortfall                                   $           0.00
                                                                                               --------------
       (b)  Unpaid Class M-1 Basis Risk Carry-over Shortfall                                 $           0.00
                                                                                               --------------
       (c)  Unpaid Class M-2 Basis Risk Carry-over Shortfall                                 $           0.00
                                                                                               --------------
       (d)  Unpaid Class B-1 Basis Risk Carry-over Shortfall                                 $           0.00
                                                                                               --------------
       (e)  Unpaid Class B-2 Basis Risk Carry-over Shortfall                                 $           0.00
                                                                                               --------------

    78 Class B-2 Principal Balance                                                           $  12,000,000.00
                                                                                               --------------

Class A, Class A-IO, Class M and Class B Certificates

    79 Pool Scheduled Principal Balance                                                      $ 586,081,460.17
                                                                                               --------------

    80 Pool Certificate Principal Balance                                                    $ 580,713,057.45
                                                                                               --------------
       (a)  Overcollateralized amount                                                        $   5,368,402.72
                                                                                               --------------

    81 Pool Factor                                                                                 0.97680243
                                                                                               --------------

    82 Note Pool Factor
       (a)  Class A-1a                                                                             0.90522387
                                                                                               --------------
       (b)  Class A-1b                                                                             0.90522387
                                                                                               --------------
       (c)  Class A-2                                                                              1.00000000
                                                                                               --------------
       (d)  Class A-3                                                                              1.00000000
                                                                                               --------------
       (e)  Class A-4                                                                              1.00000000
                                                                                               --------------
       (g)  Class A-5                                                                              1.00000000
                                                                                               --------------
       (h)  Class M-1                                                                              1.00000000
                                                                                               --------------
       (i)  Class M-2                                                                              1.00000000
                                                                                               --------------
       (j)  Class B-1                                                                              1.00000000
                                                                                               --------------
       (k)  Class B-2                                                                              1.00000000
                                                                                               --------------

    83 Loans Delinquent:
       (a)  30 - 59 days                          2,639,284.69            37
                                                  ------------        ----------
       (b)  60 - 89 days                          1,134,686.70            14
                                                  ------------        ----------
       (c)  90 or more days                               0.00             0
                                                  ------------        ----------

    84 Principal Balance of Defaulted Loans                                                  $     295,675.53
                                                                                               --------------

    85 Principal Balance of Loans with Extensions                                            $           0.00
                                                                                               --------------

    86 Number of Liquidated Loans and Net Liquidation Loss                             0     $           0.00
                                                                                --------       --------------

    87 Number of Loans Remaining                                                                   7,188
                                                                                               --------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                               MONTHLY REPORT:                     February 2002
                                                   Payment Date:       3/15/2002
                                                   Trust Account:       33399730
                                                   Cusip# 20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9

    88 Pre-Funded Amount                                                                     $           0.00
                                                                                               ---------------

    89 Reimbursement of Class C Certificateholder expenses                                   $           0.00
                                                                                               ---------------

Class B-3I Certificate

    90 Class B-3I Formula Distribution Amount                                                $           0.00
                                                                                               ---------------

Class P Certificate

    91 Class P Formula Distribution Amount                                                   $           0.00
                                                                                               ---------------

Class R-III Certificate

    92 Class R-III Formula Distribution Amount                                               $           0.00
                                                                                               ---------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.